                                                                    Exhibit 10.1
                                                                  EXECUTION COPY





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                       THE GOODYEAR TIRE & RUBBER COMPANY,

                                   as Seller,

                                       and

                                WINGFOOT A/R LLC

                         ------------------------------

                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of April 27, 2001

                         ------------------------------







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                                TABLE OF CONTENTS

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
ARTICLE I DEFINITIONS.............................................................................................1

         Section 1.1.      Definitions............................................................................1
         Section 1.2.      Other Definitional Provisions..........................................................3

ARTICLE II PURCHASE AND SALE OF RECEIVABLES.......................................................................4

         Section 2.1.      Purchase and Sale of Receivables.......................................................4
         Section 2.2.      Purchase Price.........................................................................6
         Section 2.3.      Payment of Purchase Price..............................................................7
         Section 2.4.      No Repurchase..........................................................................8
         Section 2.5.      Rebates, Adjustments, Returns and Reductions; Modifications............................8
         Section 2.6.      Limited Repurchase Obligation..........................................................8
         Section 2.7.      Obligations Unaffected.................................................................9
         Section 2.8.      Certain Charges........................................................................9
         Section 2.9.      Certain Allocations....................................................................9
         Section 2.10.     Further Assurances.....................................................................9
         Section 2.11.     Purchase of Seller's Interest in Designated Receivables and Receivables Property.......9

ARTICLE III CONDITIONS PRECEDENT.................................................................................10

         Section 3.1.      Conditions Precedent to Issuer's Initial Purchase.....................................10
         Section 3.2.      Conditions Precedent to All the Issuer's Purchases of Designated Receivables..........12
         Section 3.3.      Condition Precedent to the Seller's Obligations.......................................13

ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................13

         Section 4.1.      Representations and Warranties of the Issuer..........................................13
         Section 4.2.      Representations and Warranties of the Seller..........................................14

ARTICLE V GENERAL COVENANTS......................................................................................18

         Section 5.1.      Affirmative Covenants of the Seller...................................................18
         Section 5.2.      Reporting Requirements................................................................22
         Section 5.3.      Negative Covenants....................................................................23

ARTICLE VI PURCHASE TERMINATION EVENTS...........................................................................24

         Section 6.1.      Purchase Termination Events...........................................................24
         Section 6.2.      Additional Remedies...................................................................26

ARTICLE VII INDEMNIFICATION......................................................................................26

         Section 7.1.      Indemnities by the Seller.............................................................26

ARTICLE VIII SUBORDINATED NOTE...................................................................................28

         Section 8.1.      Subordinated Note.....................................................................28
         Section 8.2.      Restrictions on Transfer of Subordinated Note.........................................28
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
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
ARTICLE IX MISCELLANEOUS.........................................................................................28

         Section 9.1.      Amendment.............................................................................28
         Section 9.2.      Further Assurances....................................................................28
         Section 9.3.      Governing Law.........................................................................28
         Section 9.4.      Notices...............................................................................28
         Section 9.5.      No Waiver; Remedies...................................................................29
         Section 9.6.      Binding Effect........................................................................29
         Section 9.7.      Costs, Expenses and Taxes.............................................................29
         Section 9.8.      Merger and Integration................................................................29
         Section 9.9.      Headings..............................................................................29
         Section 9.10.     Execution in Counterparts.............................................................29
         Section 9.11.     No Bankruptcy Petition................................................................29
         Section 9.12.     Acknowledgment of Assignments.........................................................30
         Section 9.13.     Termination...........................................................................30

         EXHIBITS

         Exhibit A         Form of UCC Certificate
         Exhibit B         Form of Contract
         Exhibit C         Form of Subordinated Note

         SCHEDULES

         Schedule I        Calculation of Discounted Percentage
         Schedule II       Seller Locations
         Schedule III      Trade Names
         Schedule IV       Litigation
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          RECEIVABLES PURCHASE AGREEMENT, dated as of April 27, 2001, between
THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation ("GOODYEAR"), as seller
(the "SELLER"), and WINGFOOT A/R LLC, a Delaware limited liability company (the
"ISSUER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Seller intends to sell all of its right, title and interest in, to and under the Designated Receivables now existing or hereafter created and the Receivables Property to the Issuer on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Issuer desires to purchase all of the Seller's right, title and interest in, to and under the Designated Receivables now existing or hereafter created and the Receivables Property from the Seller on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Seller and the Issuer desire the transfer of the Designated Receivables and the Receivables Property from the Seller to the Issuer to be a true sale providing the Issuer with the full benefits of ownership of the Designated Receivables; and

          WHEREAS, to obtain the necessary funds to purchase the Designated
Receivables, the Issuer has entered into a Base Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "BASE INDENTURE"), between the Issuer and The Chase Manhattan Bank, as indenture trustee, pursuant to which it will issue one or more Series of Investor Notes;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. DEFINITIONS. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Schedule 1. The following terms shall have the following meanings:

          "ACTUAL CLOSING DATE PURCHASE PRICE" is defined in SECTION 2.2.

          "CHARGED OFF RECEIVABLE" means a Receivable that has been written off as uncollectible in accordance with the Credit and Collection Policy.

          "CUT-OFF DATE" means March 31, 2001.

          "DESIGNATED RECEIVABLE" means each Receivable other than:

          (i) Receivables payable by Penske Auto Centers Inc. and its successors;


          (ii) Receivables payable by the United States federal government or any agency, department or instrumentality thereof;

          (iii) Receivables payable by the Seller or any Affiliate of the Seller;

          (iv) Receivables arising from sales to retail outlets owned by the Seller or any Affiliate of the Seller;

          (v) Receivables arising from sales made outside of the United States; and

          (vi) Receivables evidenced by promissory notes or "instruments," as defined in Section 9-105 of the UCC as in effect in the State of New York.

          "DISCOUNTED PERCENTAGE" is defined in SCHEDULE I hereto.

          "DOCUMENTS" is defined in SECTION 2.1.

          "INITIAL CLOSING DATE PURCHASE PRICE" is defined in SECTION 2.2.

          "INITIAL SETTLEMENT DATE" is defined in SECTION 2.2.

          "KNOWLEDGE" means the actual knowledge of (i) any Authorized Officer of the Seller or (ii) any other person employed in the Seller's Treasury Department or Legal Department and responsible for the oversight or administration of the transactions contemplated by the Transaction Documents.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) and to which the Seller or any ERISA Affiliate of the Seller (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five years made or accrued an obligation to make contributions.

          "PAYMENT DATE" is defined in SECTION 2.3(a).

          "PLAN" means, with respect to any Person, any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
     Section 412 of the Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

          "PRIME RATE" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "PURCHASED RECEIVABLE" means, at any time, any Designated Receivable sold to the Issuer by the Seller pursuant to, and in accordance with the terms of, this Agreement and not theretofore resold to the Seller pursuant to SECTION 2.6 or SECTION 2.11.


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          "PURCHASE PRICE" is defined in SECTION 2.2.

          "PURCHASE TERMINATION DATE" means the date on which the Issuer's obligation to purchase Receivables from the Seller shall terminate in accordance with SECTION 6.1.

          "PURCHASE TERMINATION EVENT" is defined in SECTION 6.1.

          "RECEIVABLE" means the indebtedness and payment obligations of any Person to the Seller or Dunlop under a Contract (including, without limitation, payment obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of chemical products, engineered products and tire products or the provision of related services by the Seller or Dunlop, as the case may be, including, without limitation, any usage or mileage fees payable in connection therewith, and including the right to payment of any interest, sales taxes, Finance Charges, returned check or late charges and other payment obligations of such Person with respect thereto.

          "RECEIVABLES LIST" is defined in SECTION 2.1.

          "RECEIVABLES PROPERTY" is defined in SECTION 2.1.

          "REPORTABLE EVENT" means any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
     Section 414 of the Code).

          "REPURCHASE EVENT" is defined in SECTION 2.11.

          "SELLER ADJUSTMENT PAYMENT" is defined in SECTION 2.5.

          "SELLER REPURCHASE PAYMENT" is defined in SECTION 2.6.

          "SUBORDINATED NOTE" is defined in SECTION 8.1.

          "WITHDRAWAL LIABILITIES" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.2. OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references contained in this agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          (b) The definitions contained in Section 1.1 of this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine, the feminine and the neuter genders of such terms.

          (c) Any reference herein or in any other Transaction Document to a provision of the Code or ERISA shall be deemed a reference to any successor provision thereto.


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

          (d) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended, supplemented or otherwise modified from time to time unless there are any restrictions herein on the amendment, supplementation or modification of such agreement or instrument.

                                   ARTICLE II
                        PURCHASE AND SALE OF RECEIVABLES

          SECTION 2.1. PURCHASE AND SALE OF RECEIVABLES. (a) Upon the terms set forth herein, the Seller hereby sells, assigns transfers and conveys to the Issuer, without recourse (except to the limited extent provided herein), all of its right, title and interest in, to and under:

               (i) all Designated Receivables existing on the Initial Closing Date and thereafter arising from time to time until the Purchase Termination Date;

               (ii) all Related Property with respect thereto;

               (iii) all Collections;

               (iv) all payment, enforcement and other rights (including rescission, replevin or reclamation), but none of the obligations, relating to any Designated Receivable or arising therefrom;

               (v) the right, title and interest of the Seller in the Dunlop Receivables Purchase Agreement, including, without limitation, all of the Seller's rights, remedies, powers, interests and privileges under the Dunlop Receivables Purchase Agreement (whether arising pursuant to the terms thereof or otherwise available to the Seller), including, without limitation, the right to enforce the Dunlop Receivables Purchase Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof; and

               (vi) all monies due or to become due and all amounts received with respect to the items listed in clauses (i), (ii), (iii), (iv) and(v) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) (the property described in the foregoing clauses (ii) through (vi) are hereinafter collectively referred to as the "RECEIVABLES PROPERTY").

          Subject to the terms and conditions set forth herein, the Issuer hereby agrees to purchase the Designated Receivables and the Receivables Property from time to time (until the Purchase Termination Date).

          (b) On the Initial Closing Date and on the date of creation of each newly created Designated Receivable until the Purchase Termination Date, all of the Seller's right, title and interest in, to and under (i) in the case of the Initial Closing Date, all then existing Designated



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Receivables and all Receivables Property in respect of such Designated
Receivables and (ii) in the case of each such date of creation, all such newly created Designated Receivables and all Receivables Property in respect of such Designated Receivables, shall be immediately and automatically sold, assigned, transferred and conveyed to the Issuer pursuant to paragraph (a) above without any further action by the Seller or any other Person.

          (c) The parties to this Agreement intend that the transactions contemplated by SECTIONS 2.1(a) and (b) shall be, and shall be treated as, a purchase by the Issuer and a sale by the Seller of the Purchased Receivables and the Receivables Property in respect thereof and not a lending transaction. All transfers of Designated Receivables and Receivables Property by the Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Issuer of any obligation of the Seller or any other Person in connection with the Designated Receivables, the Receivables Property or any agreement or instrument relating thereto, including any obligation to any Obligor. If this Agreement does not constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of the Seller in, to and under the Purchased Receivables and the Receivables Property in respect thereof despite the intent of the parties hereto, the Seller hereby grants a "security interest" (as defined in the UCC as in effect in the State of New York) in the Purchased Receivables, the Receivables Property in respect thereof and all proceeds thereof to the Issuer and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

          (d) In connection with the foregoing conveyances, the Seller agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) or, where applicable, registrations in the appropriate records, with respect to the Designated Receivables and Receivables Property now existing and hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary or desirable to perfect the sale of the Designated Receivables and the Receivables Property by the Seller to the Issuer, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Issuer on or prior to the Initial Closing Date. The Seller hereby irrevocably authorizes the Issuer and the Indenture Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Receivables and the Receivables Property, without the signature of the Seller where permitted by law.

          (e) In connection with the foregoing conveyances, the Seller agrees at its own expense, on or prior to the Initial Closing Date, (i) to maintain its computer systems and files containing its master database of Receivables so as to enable a third party inspecting such files to readily conclude or ascertain that all Designated Receivables included in such files and all Receivables Property have been sold to the Issuer in accordance with this Agreement and (ii) to deliver to the Issuer computer tapes or disks containing a true and complete list of all Designated Receivables conveyed to the Issuer specifying for each such Designated Receivable, as of the Cut-Off Date, (i) the identification or reference number assigned to such Designated Receivable by the Seller and (ii) the Outstanding Amount of such Receivable (the "RECEIVABLES LIST").

          (f) As further confirmation of the sale of the Designated Receivables, but subject to SECTION 6.2(b), it is understood and agreed that the Issuer shall have the following rights:



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

               (i) the Issuer (and the Indenture Trustee, as its assignee) shall have the right at any time to (A) notify, or require that the Seller at its own expense notify, the respective Obligors of the Issuer's ownership of the Purchased Receivables and Receivables Property, (B) direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Issuer or its designee,
          (C) sue for collection on any Purchased Receivable or (D) sell any Purchased Receivables to any Person for a price that is acceptable to the Issuer (or the Indenture Trustee, as its assignee);

               (ii) the Seller shall, upon written request of the Issuer, and at the Seller's expense (A) deliver to the Issuer or a party designated by the Issuer all documents, instruments and other records (including credit files) that evidence or record the Designated Receivables and all licenses, rights, copies of all relevant computer programs and any necessary licenses for the use thereof (subject to the restrictions contained in any license with respect thereto), related material, computer tapes, disks, cassettes and data necessary or desirable to the immediate collection of the Purchased Receivables by the Issuer, with or without the participation of the Seller (collectively, the "DOCUMENTS") and (B) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Issuer. In recognition of the Seller's need to have access to any Documents which may be transferred to the Issuer hereunder, whether as a result of its continuing business relationship with any Obligor for Designated Receivables purchased hereunder or as a result of its responsibilities as collection agent of accounts receivable which are not sold to the Issuer or otherwise, the Issuer shall provide to the Seller reasonable access to the Documents in connection with any activity arising in the ordinary course of the Seller's business, PROVIDED, however, that the Seller shall not disrupt or otherwise interfere with the Issuer's use of and access to the Documents; and

              (iii) the Seller hereby grants to the Issuer an irrevocable power of attorney (coupled with an interest) to take any and all steps in the Seller's name necessary or desirable, in the reasonable opinion of the Issuer, to collect all amounts due under the Purchased Receivables, including, without limitation, enforcing the Purchased Receivables, exercising all rights and remedies in respect thereof and, without regard to the limitation set forth in SECTION 6.2(b), endorsing the Seller's name on checks and other instruments representing Collections.

          SECTION 2.2. PURCHASE PRICE. The amount payable by the Issuer to the Seller (the "PURCHASE PRICE") for Designated Receivables and the Receivables Property on any Payment Date under this Agreement shall be equal to the product of (a) the aggregate Outstanding Balance of the Designated Receivables sold to the Issuer hereunder since the immediately preceding Payment Date TIMES (b) the Discounted Percentage; PROVIDED that for purposes of the Payment Date occurring on the Initial Closing Date, the Purchase Price for the Designated Receivables and the Receivables Property existing on the Initial Closing Date shall be based on the Designated Receivables existing as of the Cut-Off Date (the "INITIAL CLOSING DATE PURCHASE



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

PRICE"). On the first Settlement Date occurring after the Initial Closing Date (the "INITIAL SETTLEMENT DATE"), the Seller shall determine the Purchase Price for the Designated Receivables and Receivables Property existing on the Initial Closing Date based on the Designated Receivables existing on the Initial Closing Date (the "ACTUAL CLOSING DATE PURCHASE PRICE"). If the Initial Closing Date Purchase Price paid by the Issuer on the Initial Closing Date is greater than the Actual Closing Date Purchase Price, the Seller shall apply that excess to reduce the outstanding principal amount of the Subordinated Note on the Initial Settlement Date. If the Initial Closing Date Purchase Price paid by the Issuer on the Initial Closing Date is less than the Actual Closing Date Purchase Price, the Issuer shall pay that difference to the Seller on the Initial Settlement Date by increasing the outstanding principal amount of the Subordinated Note in the amount of the difference.

          SECTION 2.3. PAYMENT OF PURCHASE PRICE. (a) Upon the fulfillment of the conditions set forth in Article III, the Purchase Price for Designated Receivables and the Receivables Property shall be paid or provided for by the Issuer in the manner provided below on each Business Day (each such day, a "PAYMENT DATE").

          (b) The Purchase Price for Designated Receivables and Receivables Property shall be paid by the Issuer on each Payment Date as follows:

               (i) by netting the amount of any Seller Adjustment Payments or Seller Repurchase Payments pursuant to SECTION 2.5 or 2.6 against such Purchase Price;

               (ii) to the extent available for such purpose, in cash from Collections released to the Issuer pursuant to the Indenture;

               (iii) to the extent available for such purpose, in cash from the net proceeds of the issuance of a Series of Investor Notes or an increase in the Invested Amount thereof;

               (iv) in cash from the proceeds of capital contributed by Goodyear to the Issuer, if any, in respect of its equity interest in the Issuer; and

               (v) by means of an addition to the principal amount of the Subordinated Note in an aggregate amount equal to the remaining portion of the Purchase Price; PROVIDED HOWEVER that the Issuer may pay the Purchase Price by means of additions to the principal amount of the Subordinated Note only if, at the time of such payment and after giving effect thereto, (A) the Issuer shall be in compliance with Section 8.19 of the Base Indenture and (B) the aggregate principal amount outstanding of the Subordinated Note would not exceed 30% of the outstanding principal amount of the Purchased Receivables on such Payment Date. On each Settlement Date, the Seller shall determine the net increase or the net reduction in the outstanding principal amount of the Subordinated Note occurring during the immediately preceding Settlement Period and shall note that increase or reduction on the grid attached to the Subordinated Note; PROVIDED that the failure to make any such recordation or any error in such grid shall not adversely affect the Seller's rights.



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

The Issuer hereby acknowledges that the Seller shall have no obligation to make further capital contributions to the Issuer in respect of the Seller's equity interest in the Issuer in order to provide funds to pay the Purchase Price to the Seller hereunder or otherwise.

          (c) The Issuer shall pay all amounts in respect of the Purchase Price of Purchased Receivables and Receivables Property to an account of the Seller designated by the Seller in writing to the Issuer. All payments under this Agreement shall be made not later than 2:00 p.m. (New York City time) on the date specified therefor in Dollars in same day funds.

          (d) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Amounts not paid when due in accordance with the terms of this Agreement shall bear interest at a rate equal at all times to the Prime Rate PLUS 2%, payable on demand.

          SECTION 2.4. NO REPURCHASE. Except to the extent expressly set forth herein, the Seller shall not have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Issuer any Purchased Receivables or Receivables Property or to rescind or otherwise retroactively affect any purchase of any Purchased Receivables or Receivables Property after the Payment Date relating thereto.

          SECTION 2.5. REBATES, ADJUSTMENTS, RETURNS AND REDUCTIONS; MODIFICATIONS. From time to time, the Seller or Dunlop may make Dilution Adjustments to Receivables in accordance with this SECTION 2.5 or Section 2.5 of the Dunlop Receivables Purchase Agreement, as the case may be. The Seller agrees to pay to the Issuer, on the first Reporting Date immediately succeeding the date of the grant of any Dilution Adjustment, the amount of any such Dilution Adjustment (a "SELLER ADJUSTMENT PAYMENT") by depositing such amount into the Collection Account; PROVIDED that, prior to the Purchase Termination Date, any such Seller Adjustment Payment due to the Issuer shall be netted against the Purchase Price of newly created Designated Receivables in accordance with
SECTION 2.3(c)(i) on the first Payment Date after the grant of such Dilution Adjustment to the extent of such Purchase Price and the remaining amount of such Seller Adjustment Payment due to the Issuer after such netting, if any, shall be paid to the Issuer on such date in cash by depositing such amount into the Collection Account. The amount of any Dilution Adjustment made on any Business Day shall be set forth on the first Monthly Settlement Statement prepared after the date of the grant of such Dilution Adjustment.

          SECTION 2.6. LIMITED REPURCHASE OBLIGATION(a) . In the event that (i) any representation or warranty contained in SECTION 4.2(c), (i), (l) or (m) in respect of any Purchased Receivable transferred to the Issuer is not true and correct in any material respect on the date of such transfer, or (ii) there is a breach of any covenant contained in SECTION 5.1(c) or (f) or SECTION 5.3(a), (b) or (c) with respect to any Purchased Receivable in any material respect or (iii) the Issuer's interest in any Purchased Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or any failure to take action by, the Seller, then the Seller agrees to pay to the Issuer an amount equal to the Purchase Price paid by the Issuer in respect of such Purchased Receivable (whether the Issuer paid such Purchase Price in cash or otherwise) less Collections received by the Issuer in respect of such Purchased Receivable as of the date of repurchase by depositing such amount into the Collection Account, such payment to occur no later than the Settlement Date occurring on the 30th day (or, if such 30th day is not a Settlement Date, on the Settlement Date immediately succeeding such 30th day) after the day such breach or incorrectness becomes known to the Seller (unless such breach or incorrectness shall have been cured on or before such day, in which case the Seller shall have no obligation to repurchase such Purchased Receivable under this Section 2.6); PROVIDED that, prior to the Purchase Termination Date, any such payment due and owing to the Issuer shall be netted against the Purchase Price of newly created Designated Receivables in accordance with SECTION 2.3(c)(i) on the first Payment Date to occur after such 30th day to the extent of such Purchase Price and the remaining amount of such payment due to the Issuer after such netting, if any, shall be paid to the Issuer in cash to the extent still unpaid on such Payment Date by depositing such amount into the Collection Account. Any payment by the Seller pursuant to this SECTION 2.6 is referred to as a "SELLER REPURCHASE PAYMENT". The obligation to reacquire any Purchased Receivable pursuant to this
Section 2.6 shall, upon satisfaction thereof, constitute the sole remedy respecting the event giving rise to such obligation of the Seller and is expressly limited to the Purchased Receivable affected by such event. Simultaneously with any Seller Repurchase Payment with respect to any Purchased Receivable, such Purchased Receivable and the Receivables Property with respect thereto shall immediately and automatically be sold, assigned, transferred and reconveyed by the Issuer to the Seller without any further action by the Issuer or any other Person.

          SECTION 2.7. OBLIGATIONS UNAFFECTED. The obligations of the Seller to the Issuer under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Designated Receivable or any sale of a Designated Receivable.

          SECTION 2.8. CERTAIN CHARGES. The Seller and the Issuer agree that late charge revenue, reversals of discounts, other fees and charges and other similar items, whenever created, accrued in respect of Purchased Receivables shall be the property of the Issuer notwithstanding the occurrence of a Purchase Termination Event and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

          SECTION 2.9. CERTAIN ALLOCATIONS. The Seller hereby agrees all Collections and other proceeds received from an Obligor in respect of Receivables shall be applied to Receivables owed by such Obligor (including Purchased Receivables) in the order in which such Receivables were created; PROVIDED, HOWEVER, that notwithstanding the foregoing, if an Obligor indicates that a particular Collection is to be applied to a specific Receivable of such Obligor, then such Collection shall be applied to pay such Receivable.

          SECTION 2.10. FURTHER ASSURANCES. From time to time at the request of the Seller, the Issuer shall deliver to the Seller such documents, assignments, releases and instruments of termination as the Seller may reasonably request to evidence the reconveyance by the Issuer to the Seller of a Receivable pursuant to the terms of SECTION 2.6 or 2.11(b); PROVIDED that the Issuer shall have been paid all amounts due thereunder; and the Issuer and the Collection Agent shall take such action as the Seller may reasonably request, at the expense of the Seller, to assure that any such Receivable, the Related Property and Collections with respect thereto do not remain commingled with other Collections hereunder.

          SECTION 2.11. PURCHASE OF SELLER'S INTEREST IN DESIGNATED RECEIVABLES AND RECEIVABLES PROPERTY. (a) In the event of any breach of any of the representations and warranties set forth in SECTION 4.2(a), (b), (d) or (e), as of the date made, which breach has a material adverse effect on the interests of the Issuer in the Purchased Receivables and the Receivables Property (taken as a whole) (a "REPURCHASE EVENT"), then the Issuer, by notice then given in writing to the Seller, may direct the Seller to purchase all Purchased Receivables and Receivables Property and the Seller shall be obligated to make such purchase on the next Settlement Date occurring at least ten Business Days after receipt of such notice on the terms and conditions set forth in SECTION 2.11(b) below; PROVIDED, HOWEVER, that no such purchase shall be required to made if, by such Settlement Date, such material adverse effect shall have been cured and no other Repurchase Event shall be in existence.

          (b) The Seller agrees to pay to the Issuer an amount equal to the Purchase Price of the Purchased Receivables being repurchased pursuant to this
Section 2.11 paid by the Issuer in respect of such Purchased Receivables (whether the Issuer paid such Purchase Price in cash or otherwise) less Collections received by the Issuer in respect of such Purchased Receivables as of the date of repurchase, by depositing such amount into the Collection Account on the Settlement Date specified in Section 2.11(a). The obligation to reacquire Purchased Receivables pursuant to this Section 2.11 shall, upon satisfaction thereof, constitute the sole remedy respecting the event giving rise to such obligation of the Seller. Simultaneously with the payment of such amount, all Purchased Receivables and Receivables Property shall immediately and automatically be sold, assigned, transferred and conveyed by the Issuer to the Seller without any further action by the Issuer or any other Person.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

          SECTION 3.1. CONDITIONS PRECEDENT TO ISSUER'S INITIAL PURCHASE. The obligation of the Issuer to purchase Designated Receivables and Receivables Property hereunder on the Initial Closing Date from the Seller is subject to the conditions precedent that the Issuer shall have received on or before the date of such purchase the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Issuer:

               (a) SECRETARY'S CERTIFICATE. A certificate of the Secretary or an Assistant Secretary of the Seller, dated the Initial Closing Date, and certifying (i) that attached thereto is a true and complete copy of the by-laws of the Seller, as in effect on the Initial Closing Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Issuer, of the Board of Directors of the Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the articles of incorporation of the Seller have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (b) below and (iv) as to the incumbency and specimen signature of each officer executing this Agreement and any other Transaction Documents or any other document delivered in connection herewith or therewith on behalf of the Seller (on which certificates the Issuer may conclusively rely until such time as the Issuer shall receive from the Seller a revised certificate with respect to the Seller meeting the requirements of this subsection (a));

               (b) CORPORATE DOCUMENTS. A short form good standing certificate describing the articles of incorporation, including all amendments thereto, of the Seller, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of the Seller as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

               (c) GOOD STANDING CERTIFICATES. Certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of Alabama, Illinois, North Carolina, Oklahoma, Tennessee and Texas, with respect to the Seller;

               (d) CONSENTS, LICENSES, APPROVALS, ETC. A Certificate dated the Initial Closing Date of an Authorized Officer of the Seller stating either (i) that all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Seller of this Agreement and the validity and enforceability of this Agreement against the Seller are in full force and effect or (ii) that no such consents, licenses or approvals are so required;

               (e) NO LITIGATION. Confirmation that, except as set forth in
          Schedule IV, there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting the Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Seller Material Adverse Effect;

               (f) UCC CERTIFICATE; UCC FINANCING STATEMENTS. (i) A UCC Certificate, substantially in the form of Exhibit A, duly executed by an Authorized Officer of the Seller and dated the Initial Closing Date and (ii) executed copies of such proper financing statements, filed prior to the Initial Closing Date, naming the Seller as the seller and the Issuer as the purchaser of the Designated Receivables and the Receivables Property, in proper form for filing in each jurisdiction in which the Issuer (or any of its assignees) deems it necessary or desirable to perfect the Issuer's ownership interest in all Designated Receivables and Receivables Property (to the extent that the Receivables Property constitutes property an ownership interest in which may be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions) under the UCC or any comparable law of such jurisdiction;

               (g) LIEN SEARCHES. A written search report listing all effective financing statements that name the Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (f) above and in any other jurisdictions that the Issuer determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in subsection (f) above, shall cover any Designated Receivables or Receivables Property, after giving effect to the termination statements described in subsection (h) below), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents;

               (h) TERMINATION STATEMENTS. Executed copies of proper termination statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Designated Receivables and the Receivables Property previously granted by the Seller;

               (i) OTHER TRANSACTION DOCUMENTS. Original copies, executed by each of the parties thereto, of each of the other Transaction Documents to be executed and delivered in connection herewith, including each of the Lock-Box Agreements;

               (j) LEGAL OPINIONS. (i) An opinion of Covington & Burling (containing customary assumptions, limitations and qualifications) to the effect that:

               (A) the sales of Purchased Receivables by the Seller to the Issuer pursuant to this Agreement are true sales under New York law and that such Purchased Receivables would not be property of the Seller's bankruptcy estate; and

               (B) a bankruptcy court would not order the substantive consolidation of the assets and liabilities of the Issuer with those of the Seller;

               (ii) One or more legal opinions from outside counsel to the Seller and counsel to the Issuer (containing customary assumptions, limitations and qualifications):

               (A) to the effect that the Seller and the Issuer, as applicable, has all approvals, judicial, regulatory, legal or otherwise, needed to execute, deliver and perform each Transaction Document to which it is a party and that no conflict or default shall occur as a result of the execution, delivery and performance thereof;

               (B) to the effect that the Issuer has a perfected, first priority, security interest in the Purchased Receivables and the proceeds thereof; and

               (C) addressing other customary matters;

               (k) RECEIVABLES LIST. A copy of the Receivables List; and

               (l) SYSTEMS. Evidence reasonably satisfactory to the Issuer that the Seller's systems, procedures and record keeping relating to the Purchased Receivables are in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement.

          SECTION 3.2. CONDITIONS PRECEDENT TO ALL THE ISSUER'S PURCHASES OF DESIGNATED RECEIVABLES. The obligation of the Issuer to pay for any Designated Receivable and the Receivables Property with respect thereto on each Payment Date (including the Initial Closing Date) shall be subject to the further conditions precedent that, on and as of such Payment Date:

          (a) the following statements shall be true (and the acceptance by the Seller of the Purchase Price for such Designated Receivable on such Payment Date shall constitute a representation and warranty by the Seller that on such Payment Date such statements are true):

               (i) the representation and warranties of the Seller contained in
          SECTION 4.2 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date except to the extent any such representation or warranty is expressly made only as of another date (in which case it shall be true and correct in all material respects on and as of such other date); and

               (ii) no Potential Purchase Termination Event arising from the occurrence of an Insolvency Event with respect to the Seller described in paragraph (a)(ii) of the definition thereof shall have occurred and be continuing;

          (b) the Issuer shall have received payment in full of all amounts for which payment is due from the Seller pursuant to SECTIONS 2.5, 2.6 or 7.1; and

          (c) the Seller shall have complied with all of its covenants in all material respects and satisfied all of its obligations in all material respects under this Agreement required to be complied with or satisfied as of such date;

PROVIDED, HOWEVER, that the failure of the Seller to satisfy any of the foregoing conditions shall not prevent the Seller from subsequently selling Designated Receivables upon satisfaction of all such conditions or exercising its rights under SECTION 2.1(b).

          SECTION 3.3. CONDITION PRECEDENT TO THE SELLER'S OBLIGATIONS. The obligation of the Seller to sell any Designated Receivable generated by it on any date (including on the Initial Closing Date) shall be subject to the condition precedent that, on the related Payment Date, the following statement shall be true (and the payment by the Issuer of the Purchase Price for such Designated Receivable on such date shall constitute a representation and warranty by the Issuer that on such Payment Date such statement is true): no Purchase Termination Event or Termination Event or Potential Termination Event of a type set forth in SECTION 6.1(h) shall have occurred and be continuing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants as to itself for the benefit of the Seller as follows:

               (a) It is a special purpose limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary or which shall be necessary to protect the validity and enforceability of this Agreement, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Agreement.

               (b) The execution, delivery and performance by the Issuer of this Agreement (i) is within the Issuer's power, has been duly authorized by all necessary action, (ii) requires no consent or action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (iii) does not contravene, or constitute a default under, any Requirement of Law or any agreement or instrument binding on it or result in the creation or imposition of any Adverse Claim on any of its assets, other than Permitted Liens. This Agreement has been executed and delivered by a duly authorized officer of the Issuer.

               (c) This Agreement is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          SECTION 4.2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants for the benefit of the Issuer and its assigns (including the Indenture Trustee):

               (a) CORPORATE EXISTENCE. The Seller (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate power and authority, and all legal right, to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted, (iii) is duly qualified as a foreign corporation to do business and in good standing (or is exempt from such requirements) under the laws of each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law, except, in the case of clauses (ii), (iii) and
          (iv), to the extent that a failure to have such power, authority or right or to qualify and be in good standing or to comply, as the case may be, could not reasonably be expected to have a Seller Material Adverse Effect.

               (b) CORPORATE POWER; AUTHORIZATION; CONSENTS. The Seller has the corporate power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against the Seller other than (i) those consents which have duly been obtained or made and are in full force and effect on the Initial Closing Date or the relevant Payment Date, as the case may be, (ii) any filings of UCC-1 financing statements necessary to perfect the Issuer's or the Indenture Trustee's interest in the Purchased Receivables and the Receivables Property and (iii) any such consent, authorization, filing, notice or other act, the absence of which could not reasonably be expected to have a Seller Material Adverse Effect. This Agreement and each other Transaction Document to which it is a party have been duly executed and delivered on behalf of the Seller.

               (c) VALID SALE; BINDING OBLIGATIONS. Each transfer of Designated Receivables and related Receivables Property made pursuant to this Agreement shall constitute a valid sale, transfer and assignment of such Designated Receivables and the related Receivables Property to the Issuer, enforceable against creditors of, and purchasers from, the Seller; and this Agreement and each other Transaction Document to which it is a party constitute the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

               (d) NO LEGAL BAR. The execution, delivery and performance of, this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof shall not violate any Requirement of Law applicable to the Seller or its property or Contractual Obligation of the Seller (other than any violation which could not reasonably be expected to have a Seller Material Adverse Effect), and shall not result in, or require, the creation or imposition of any Adverse Claim (other than Permitted Liens) on any of its properties pursuant to any such Requirement of Law or Contractual Obligation.

               (e) NO PROCEEDINGS. Except as set forth on Schedule IV, there are no actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator, court or Governmental Authority now pending or, to the knowledge of the Seller, threatened against or affecting it or any of its properties, revenues or rights which (i) involve this Agreement, any of the other Transaction Documents to which the Seller is a party or any of the transactions contemplated hereby or thereby or (ii) could individually or in the aggregate reasonably be expected to have a Seller Material Adverse Effect.

               (f) NO DEFAULT. No Potential Purchase Termination Event arising from the occurrence of an Insolvency Event with respect to the Seller described in paragraph (a)(ii) of the definition thereof shall have occurred and be continuing.

               (g) REQUIREMENTS OF LAW. The Seller is not in default under or with respect to any Requirement of Law applicable to the Seller or its property where such default could reasonably be expected to have a Seller Material Adverse Effect.

               (h) BULK SALES ACT. No transaction contemplated by this Agreement or any other Transaction Document with respect to the Seller requires compliance with, or shall be subject to avoidance under, any bulk sales act or similar law.

               (i) ELIGIBLE RECEIVABLES. Each Purchased Receivable conveyed by it hereunder and included in the Aggregate Outstanding Balance was on the date transferred to the Issuer hereunder an Eligible Receivable.

               (j) LOCATION OF RECORDS; CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is as indicated on SCHEDULE II hereto and is the place where the Seller is "located" for the purposes of
          Section 9-103(3)(d) of the UCC as in effect in the State of New York. The state and county where the chief executive office of the Seller is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York has not changed in the past four months. The offices where the Seller keeps its records concerning the Receivables and related Contracts and all other agreements related to the Receivables are as indicated for the Seller on SCHEDULE II hereto (or at such other locations, notified to the Issuer and the Indenture Trustee in accordance with SECTION 5.1(g), in jurisdictions where all action required by SECTION 9.2 has been taken and completed).

               (k) MARGIN REGULATIONS. No proceeds of the sale of the Designated Receivables hereunder shall be used by the Seller to purchase or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time).

               (l) QUALITY OF TITLE. Each Designated Receivable and all Receivables Property which is to be transferred to the Issuer by the Seller shall be transferred by the Seller free and clear of any Adverse Claim (other than any Permitted Lien); prior to such transfer the Seller shall have made all filings under applicable law in each relevant jurisdiction that can be made to protect and perfect the Issuer's ownership interest in all Purchased Receivables and Receivables Property (to the extent that the Receivables Property constitutes property an ownership interest in which may be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions) against all creditors of, and purchasers from, the Seller and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full; and the Issuer shall have acquired and shall continue to have maintained a valid and perfected first priority ownership interest in each Purchased Receivable and the Receivables Property (to the extent that the Receivables Property constitutes property an ownership interest in which may be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions) free and clear of any Adverse Claim (other than any Permitted Lien); and no effective financing statement or other instrument similar in effect covering any Purchased Receivable, any interest therein or any Receivables Property with respect thereto is on file in any recording office except such as may be filed (i) in favor of the Issuer pursuant to this Agreement or (ii) in favor of the Indenture Trustee.

               (m) VALID TRANSFERS. No transfer of any Designated Receivables or any Receivables Property to the Issuer by the Seller constitutes a fraudulent transfer or fraudulent conveyance or is otherwise void or voidable under similar laws or principles, the doctrine of equitable subordination or for any other reason. The transfers of the Designated Receivables and the Receivables Property by the Seller to the Issuer pursuant to this Agreement, and all other transactions between the Seller and the Issuer, have been and shall be made in good faith and without intent to hinder, delay or defraud creditors of the Seller, and the Seller acknowledges that it has received and shall receive fair consideration and reasonably equivalent value for the purchases by the Issuer of the Designated Receivables and the Receivables Property hereunder. The purchase of the Designated Receivables and the Receivables Property by the Issuer from the Seller constitutes a true sale of the Designated Receivables and the Receivables Property under applicable state law.

               (n) TRADE NAMES. The Seller uses no trade name in the furnishing of its products or services which generate Receivables other than its actual corporate name and the trade names set forth in SCHEDULE III. During the five years preceding the date hereof, except as set forth in SCHEDULE III, (i) the Seller has not been known by any legal name or trade name other than its corporate name nor (ii) has the Seller been the subject of any merger or other corporate reorganization within the last five years.

               (o) TAXES. The Seller has filed or caused to be filed all U.S. federal income tax returns which are required to have been filed by it and has paid or caused to be paid (or made adequate provision for the payment of) all U.S. federal income taxes shown thereon to be due and payable. No tax lien has been filed in respect of unpaid U.S. federal income taxes on any property of the Seller. The Seller has filed or caused to be filed all tax returns, other than U.S. federal income tax returns, which are required to have been filed by it unless the failure to file any such other tax return, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect and has paid or caused to be paid (or made adequate provision for the payment of) all such other taxes shown thereon to be due and payable, and any assessments made against it or any of its property unless the failure to pay such other taxes or assessments, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

               (p) ERISA MATTERS.

                    (i) The Seller and each of its ERISA Affiliates is in
               compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to each Plan of the Seller or any of its ERISA Affiliates, except for such noncompliance which could not reasonably be expected to result in a Seller Material Adverse Effect;

                    (ii) No Reportable Event has occurred or is reasonably
               expected to occur that, when taken together with all other such Reportable Events, could reasonably be expected to result in a Seller Material Adverse Effect;

                    (iii) The present value of all benefit liabilities under
               each Plan of the Seller or any of its ERISA Affiliates (on an ongoing basis and based on those assumptions used to fund such
               Plan) did not, as of the last valuation report applicable thereto, exceed the value of the assets of such Plan;

                    (iv) Neither the Seller nor any of its ERISA Affiliates has
               incurred any Withdrawal Liability that could reasonably be expected to result in a Seller Material Adverse Effect; and

                    (v) Neither the Seller nor any of its ERISA Affiliates has
               received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, or that a reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Seller Material Adverse Effect.

               (q) CONTRACTS; CREDIT AND COLLECTION POLICY. The forms of Contracts used by the Seller or Dunlop to originate Designated Receivables are attached as EXHIBIT B.

               (r) INVESTMENT COMPANY ACT. The Seller is not (i) an "investment company" registered or required to be registered under the 1940 Act, or (ii) a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (s) INDEBTEDNESS TO ISSUER. Immediately prior to consummation of the transactions contemplated hereby on the Initial Closing Date, the Seller had no outstanding Indebtedness to the Issuer.

               (t) RECEIVABLES LIST. The Receivables List sets forth in all material respects an accurate and complete listing as of the Cut-Off Date of all Designated Receivables to be transferred to the Issuer on the Initial Closing Date and the information contained therein with respect to the identity and Outstanding Balance of each such Designated Receivable is true and correct in all material respects as of the Cut-Off Date.

               (u) LOCK-BOX ACCOUNTS. The names and addresses of the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit B to the Collection Agency Agreement. All Obligors of Designated Receivables have been instructed to make payments to a Lock-Box Account.

               The representations and warranties set forth in this SECTION 4.2 shall survive the transfer and assignment of Designated Receivables to the Issuer pursuant to this Agreement. The Seller hereby represents and warrants to the Issuer, as of the Initial Closing Date and each Payment Date, that the representations and warranties of the Seller set forth in SECTION 4.2 are true and correct as of such date. Upon discovery by the Seller or the Issuer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                     ARTICLE V
                                GENERAL COVENANTS

               SECTION 5.1. AFFIRMATIVE COVENANTS OF THE SELLER. The Seller hereby covenants that, until the Purchase Termination Date shall have occurred and there are no amounts outstanding with respect to the Purchased Receivables (other than Charged Off Receivables), the Seller shall:

               (a) PRESERVATION OF CORPORATE EXISTENCE AND NAME. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Seller Material Adverse Effect.

               (b) MAINTENANCE OF PROPERTY. Keep all material tangible property useful and necessary in its business in good working order and condition (normal wear and tear excepted), except to the extent that the failure to do any of the foregoing with respect to any such property could not reasonably be expected to have a Seller Material Adverse Effect.

               (c) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all laws, rules, regulations and orders applicable to the Designated Receivables and the Receivables Property, including, without limitation, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy.

               (d) VISITATION RIGHTS. At any reasonable time during normal business hours on any Business Day and from time to time, upon reasonable prior notice (and upon one Business Day's prior notice if a Purchase Termination Event has occurred)), permit (i) the Issuer, or any of its agents or representatives, (A) to examine and make copies of and abstracts from the records, books of account and documents (including, without limitation, computer tapes and disks) of the Seller relating to the Receivables and (B) following the termination of the appointment of Goodyear as the Collection Agent with respect to the Designated Receivables, to be present at the offices and properties of the Seller to administer and control the collection of amounts owing on the Purchased Receivables and (ii) the Issuer, or any of its agents or representatives, to visit the properties of the Seller to discuss the business, operations, properties and financial and other condition of the Seller with any of its officers or directors and, with reasonable prior notice to the Seller, together with the Seller, with its independent certified public accountants.

               (e) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Receivables and the Receivables Property in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information which are reasonably necessary for the collection of all Purchased Receivables and the Receivables Property (including, without limitation, records adequate to permit the daily identification of each new Designated Receivable and all Collections of and adjustments to each existing Purchased Receivable). Upon the request of the Issuer, the Seller shall deliver copies of all books and records maintained pursuant to this
     SECTION 5.1(e) to the Indenture Trustee or its representatives.

               (f) DELIVERY, PERFORMANCE AND COMPLIANCE WITH CREDIT AND COLLECTION POLICY, RECEIVABLES AND CONTRACTS. (i) Deliver a copy of the Credit and Collection Policy relating to the Contracts and the Designated Receivables, as in effect on the Initial Closing Date, to the Issuer and the Indenture Trustee within two weeks of the Initial Closing Date, (ii) perform its obligations in all material respects in accordance with and comply in all material respects with the Credit and Collection Policy, as amended from time to time in accordance with the Transaction Documents, and, (iii) at its expense, comply in all material respects with all material provisions, covenants and other promises required to be observed by it under the Purchased Receivables and the Contracts related to the Purchased Receivables and any other agreements related to the Purchased Receivables.

               (g) LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning the Purchased Receivables, all Receivables Property, all Contracts and other agreements related to the Purchased Receivables (and all original documents relating thereto), at the address(es) of the Seller referred to in SCHEDULE II or, upon 30 days' prior written notice to the Issuer and the Indenture Trustee, at such other locations in jurisdictions where all action required by SECTION 9.2 shall have been taken and completed.

               (h) OBLIGATION TO RECORD AND REPORT. To the fullest extent permitted by GAAP and by applicable law, treat each conveyance of the Designated Receivables as a sale on its books and records and financial statements.

               (i) COLLECTIONS. Cause each invoice issued to an Obligor to indicate that payments in respect of its Designated Receivables shall be made by such Obligor to a Lock-Box Account and otherwise direct the Obligors to pay all such payments directly to a Lock-Box Account. In the event that any payments in respect of any Designated Receivables are made directly to the Seller, the Seller shall, within two Business Days of receipt thereof, forward such amounts to a Lock-Box Account and, prior to forwarding such amounts, the Seller shall hold such payments in trust as custodian for the Issuer and the Indenture Trustee. The Seller shall use commercially reasonable efforts to prevent the deposit of any funds other than Collections into any of the Lock-Box Accounts or the Collection Account and, to the extent that the Seller determines that any such funds are nevertheless deposited into any Lock-Box Account or the Collection Account, promptly (and in any event within two Business Days of such determination) identify any such funds to the Collection Agent for segregation and remittance to the owner thereof.

               (j) SEPARATE CORPORATE EXISTENCE OF THE ISSUER. The Seller hereby acknowledges that the Issuer and the other parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon the Issuer's identity as a legal entity separate from the Seller and its Affiliates. Therefore, from and after the date hereof, the Seller shall take (or refrain from taking, as the case may be) such actions and shall cause each of its Affiliates to take (or refrain from taking, as the case may be) such actions, as shall be required in order that the Issuer shall at all times:

               (i) practice and adhere to organizational formalities, such as maintaining appropriate books, records and accounts separate from those of any other Person;

               (ii) observe all organizational formalities in connection with all dealings between itself and any of its members and any Affiliate of any thereof or any unaffiliated entity;

               (iii) observe all procedures required by its certificate of formation and its operating agreement and the Delaware Limited Liability Company Act;

               (iv) act solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

               (v) manage its business and affairs by or under the direction of its Board of Managers;

               (vi) ensure that its Board of Managers duly authorizes all of its actions;

               (vii) own or lease (including through shared arrangements with its Affiliates) all office furniture and equipment necessary to operate its business;

               (viii) maintain at least one member of its Board of Managers who is an Independent Manager;

               (ix) not (A) have or incur any indebtedness to any of its members or any Affiliate of any of its members (other than the Subordinated
          Note); (B) guarantee or otherwise become liable for any obligations of any of its members or any Affiliate of any thereof; (C) have obligations guaranteed by any of its members or any Affiliate of any thereof; (D) hold itself out as responsible for debts of any of its members or any Affiliates of any thereof or for decisions or actions with respect to the affairs of any of its members or any Affiliate of any thereof; (E) operate or purport to operate as an integrated, single economic unit with respect to any of its members or any Affiliate of any thereof or any unaffiliated entity; (F) seek to obtain credit or incur any obligation to any third party based upon the assets of any of its members or any Affiliate of any thereof or any unaffiliated entity; (G) induce any such third party to reasonably rely on the creditworthiness of any of its members or any Affiliate of any thereof or any unaffiliated entity or (H) be directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any of its members or any Affiliate of any thereof;

               (x) other than as provided in the Transaction Documents, maintain its deposit and other bank accounts and all of its assets separate from those of any other Person;

               (xi) maintain its financial records separate and apart from those of any other Person;

               (xii) not suggest in any way, within its financial statements, that its assets are available to pay the claims of creditors of any of its members or any Affiliate of any thereof or any unaffiliated entity;

               (xiii) compensate all its employees, officers, consultants and agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliate in respect of amounts paid by such Affiliates for such services;

               (xiv) maintain office space separate and apart from that of any of its members or any Affiliate of any thereof (even if such office space is subleased from or is on or near premises occupied by any of its members or an Affiliate of any thereof) and a telephone number separate and apart from that of any of its members or any Affiliate of any thereof;

               (xv) conduct all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications solely in its own name;

               (xvi) have separate stationery, invoices and checks from any of its members, any Affiliate of any thereof or any unaffiliated entity;

               (xvii) account for and manage all of its liabilities separately from those of any of its members or any Affiliate of any thereof and pay its own liabilities out of its own funds;

               (xviii) allocate, on an arm's length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software; and otherwise maintain an arm's length relationship with any of its members, any Affiliate of any thereof and any unaffiliated entity;

               (xix) refrain from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving any of its members or any Affiliate of any thereof to substantively consolidate any of its members or any Affiliate of any thereof with the Issuer;

               (xx) remain solvent;

               (xxi) not commingle its property with the property of any of its members or any other Person;

               (xxii) prepare separate financial statements, prepared in accordance with GAAP and susceptible to audit, or in the event the Issuer's financial statements are consolidated with those of another entity, note on such financial statements the separate existence and obligations of the Issuer;

               (xxiii) maintain a sufficient number of employees in light of its contemplated business operations;

               (xxiv) not acquire obligations or securities of any of its members;

               (xxv) hold itself out as a separate entity and correct any known misunderstanding regarding its separate identity;

               (xxvi) maintain adequate capital in light of its contemplated business operations; and

               (xxvii) conduct no other business other than in connection with the transactions contemplated by the Transaction Documents and enter into no other agreements other than as contemplated by the Transaction Documents.

          SECTION 5.2. REPORTING REQUIREMENTS. The Seller shall furnish to the Issuer and the Indenture Trustee from the date hereof until the Purchase Termination Date shall have occurred and until there are no amounts outstanding with respect to Purchased Receivables (other than Charged Off Receivables):

               (a) GOODYEAR FINANCIALS. (i) As soon as available, but in any event not later than 120 days after the end of each fiscal year of the Seller, a copy of the annual report of the Seller on Form 10-K filed with the U.S. Securities and Exchange Commission; and

                 (ii) as soon as practicable, but in any event not later than 60 days after the end of each fiscal quarter of the Seller, a copy of each quarterly report of the Seller on Form 10-Q filed with the U.S. Securities and Exchange Commission.

               (b) COMPLIANCE CERTIFICATE. Not later than 90 days after the end of each fiscal year and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of an Authorized Officer of the Seller stating that, to the best of such Authorized Officer's knowledge, the Seller during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Authorized Officer has obtained no knowledge of any Purchase Termination Event or Potential Purchase Termination Event except as specified in such certificate;

               (c) ERISA. If and when the Seller or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of any accrued and payable Withdrawal Liabilities or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; or (iii) receives notice from the PBGC under the Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of or appoint a trustee to administer any Plan, a copy of such notice;

               (d) TERMINATION EVENTS; OTHER MATERIAL EVENTS. As soon as possible and in any event within two Business Days after the Seller obtains Knowledge of each Purchase Termination Event, Potential Purchase Termination Event, Collection Agent Termination Event, Potential Collection Agent Termination Event, Termination Event or Potential Termination Event or any other event that has a material likelihood of having a Seller Material Adverse Effect (including, without limitation, any pending or threatened action or proceeding affecting the Seller or its Subsidiaries before any court, governmental agency or arbitrator that has a material likelihood of having a Seller Material Adverse Effect), a written statement of the treasurer, any assistant treasurer or chief financial officer of the Seller setting forth details of such event and the action that the Seller proposes to take with respect thereto; and

               (e) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Designated Receivables or the condition or operations, financial or otherwise, of the Seller as the Issuer or the Indenture Trustee may from time to time reasonably request.

               SECTION 5.3. NEGATIVE COVENANTS. The Seller hereby covenants that, until the Purchase Termination Date shall have occurred and there are no amounts outstanding with respect to Purchased Receivables (other than Charged Off Receivables), the Seller shall not:

               (a) SECURITY INTERESTS. Except for the conveyances hereunder and as provided below, sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any other Adverse Claim on any Purchased Receivable, whether now existing or hereafter created, or the Receivables Property or any Lock-Box Account; the Seller shall promptly notify the Issuer of the existence of any Adverse Claim (other than a Permitted Lien) on any Purchased Receivable or Receivables Property; and the Seller shall defend the right, title and interest of the Issuer in, to and under the Purchased Receivables and the Receivables Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; PROVIDED, HOWEVER, that nothing in this SECTION 5.3(a) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Designated Receivables any Permitted Lien.

               (b) CHANGE IN CREDIT AND COLLECTION POLICY. Make or permit to be made any material change or modification to the Credit and Collection Policy without the prior written consent of the Issuer and the Indenture Trustee (acting at the direction of the Holders of a Majority in Interest of each Series of Outstanding Investor Notes).

               (c) CHANGE IN FORM OF CONTRACTS. Make or permit to be made any material change or modification to the Contracts without the prior written consent of the Issuer and the Indenture Trustee (acting at the direction of the Holders of a Majority in Interest of each Series of Outstanding Investor Notes).

               (d) CHANGE IN NAME. Change its name, identity or corporate structure in any manner which would or might make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC, or impair the perfection of the Issuer's interest in any Designated Receivable under any other similar law, without having (i) delivered 30 days' prior written notice to the Issuer, the Collection Agent and the Indenture Trustee and (ii) taken all action required by SECTION 9.2.

               (e) CHANGES IN PAYMENT INSTRUCTIONS. Add, terminate or make any change to any Lock-Box Account, except in accordance with the Collection Agency Agreement, or instruct Obligors to make payments of the Designated Receivables other than to a Lock-Box Account.

               (f) ACCOUNTING CHANGES. Prepare any financial statements (other than consolidated financial statements) which shall account for the transactions contemplated hereby in any manner other than as a sale of the Purchased Receivables by the Seller to the Issuer nor in any other respect account for or treat the transactions contemplated hereby (including for financial accounting purposes) in any manner other than as sales of the Purchased Receivables to the Issuer.

                                     ARTICLE VI
                           PURCHASE TERMINATION EVENTS

          SECTION 6.1. PURCHASE TERMINATION EVENTS. If any of the following events (each, a "PURCHASE TERMINATION EVENT") shall have occurred and be continuing:

          (a) failure by the Seller to pay any amount or make any deposit required to be paid by it hereunder on or before the date occurring two Business Days after the date such payment or deposit is due;

          (b) failure on the part of the Seller duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth herein which failure continues unremedied for 30 days after the earlier to occur of (i) the date upon which the Seller obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Issuer or the Indenture Trustee, or to the Seller, the Issuer and the Indenture Trustee by any Investor Noteholder;

          (c) any representation, warranty or certification made by the Seller herein or in any report or certificate delivered pursuant hereto shall prove to have been incorrect in any material respect when made or deemed made which failure, if capable of being remedied, continues unremedied for 30 days after the earlier to occur of (i) the date upon which the Seller obtains knowledge thereof and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Issuer or the Indenture Trustee or to the Seller, the Issuer and the Indenture Trustee by any Investor Noteholder;

          (d) the Seller shall fail to pay any principal of Funded Debt of the Seller which is then outstanding in a principal amount in excess of $25,000,000 at the scheduled maturity thereof, such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Funded Debt, and such Funded Debt is not paid within ten Business Days after the earlier of (i) the day on which an Authorized Officer first obtains actual knowledge of such failure or (ii) written notice of such failure shall have been given to the Seller by the holder or holders of such Funded Debt; or Funded Debt of the Seller which is then outstanding in a principal amount in excess of $25,000,000 shall become due and payable prior to the scheduled maturity thereof as a result of the lawful acceleration thereof due to the occurrence of an event of default thereunder and such Funded Debt is not paid, or such acceleration thereof is not rescinded or annulled, within ten Business Days following such lawful acceleration thereof;

          (e) any material provision of this Agreement shall cease, for any reason, to be in full force and effect or the Seller shall so assert in writing;

          (f) the long-term unsecured senior debt of the Seller shall be rated below BB by S&P or below Ba2 by Moody's;

          (g) there shall have been filed against the Seller or Dunlop (i) a notice of federal tax lien from the Internal Revenue Service or (ii) a notice of lien from the PBGC under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies;

          (h) an Insolvency Event shall occur with respect to the Seller;

          (i) a Termination Event with respect to each Series of Outstanding Investor Notes shall have deemed to have occurred or shall have been declared to have occurred in accordance with the terms of the applicable Indenture Supplement; or

          (j) the Issuer shall for any reason cease to have a valid and perfected first priority ownership interest in the Purchased Receivables and the Receivables Property (to the extent that the Related Property constitutes property an ownership interest in which may be perfected by filing a financing statement under the UCC in the Applicable Jurisdictions), free and clear of any Adverse Claims, other than Permitted Liens, or any of the Seller or any Affiliate thereof shall so assert in writing; PROVIDED, HOWEVER that a Purchase Termination Event shall not be deemed to have occurred under this paragraph (j) if there shall be a lien on one or more Purchased Receivables and (x) the Seller shall repurchase such Purchased Receivables in accordance with SECTION 2.6 or (y) the Collection Agent shall make payment of a Collection Agent Indemnification Amount in respect of such Purchased Receivables in accordance with Section 5.2 of the Collection Agency Agreement;

then, (x) in the case of any Purchase Termination Event described in paragraph
(h) or (i) above, the obligation of the Issuer to purchase Designated Receivables shall thereupon automatically terminate without further notice of any kind, which is hereby waived by the Seller and (y) in the case of any other Purchase Termination Event, so long as such Purchase Termination Event shall be continuing, the Issuer may terminate its obligation to purchase Designated Receivables from the Seller by written notice to the Seller.

          SECTION 6.2. ADDITIONAL REMEDIES. (a) Upon the occurrence of any Purchase Termination Event, the Issuer shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase Termination Event shall not deny to the Issuer any remedy (in addition to termination of the Issuer's obligation to purchase Designated Receivables from the Seller) to which the Issuer may be otherwise appropriately entitled, whether by statute or other applicable law, at law or in equity.

          (b) Unless a Purchase Termination Event has occurred and is continuing, the Issuer shall not exercise the rights granted to it pursuant to
SECTION 2.1(F).

                                   ARTICLE VII
                                 INDEMNIFICATION

          SECTION 7.1. INDEMNITIES BY THE SELLER. Without limiting any other rights that the Issuer may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Issuer from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") arising out of or resulting from any of the following, excluding, however, Indemnified Amounts (a) to the extent resulting from the gross negligence or willful misconduct on the part of the Issuer (or any assignee thereof, including without limitation the Indenture Trustee or any Investor Noteholder), (b) constituting recourse for Designated Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, inability to pay or lack of creditworthiness of the applicable Obligor or (c) attributable to any Excluded
Taxes:

          (a) the transfer by the Seller of any interest in any Purchased Receivable or Receivables Property or proceeds thereof to a Person other than the Issuer;

          (b) reliance on any representation or warranty or statement made or deemed made by or on behalf of the Seller under or in connection with this Agreement or in any certificate or report delivered pursuant hereto that, in either case, shall have been false or incorrect when made or deemed made;

          (c) the failure by the Seller to comply with any applicable law, rule or regulation of any governmental authority with respect to any Purchased Receivable or related Receivables Property, or the nonconformity of any Purchased Receivable or related Receivables Property with any such applicable law, rule or regulation;

          (d) the failure to vest and maintain vested in the Issuer an ownership interest in any Purchased Receivable or related Receivables Property, free and clear of any Adverse Claim, other than Permitted Liens, whether existing at the time of the purchase of such Purchased Receivable or related Receivables Property or at any time thereafter;

          (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Purchased Receivables or related Receivables Property of the Seller;

          (f) any dispute, claim, offset or defense of the Obligor to the payment of any Purchased Receivable (including, without limitation, a defense based on such Purchased Receivable or the related Contract not being fully enforceable against the Obligor in accordance with its terms), or any other claim resulting from the sale of the goods or services related to any such Purchased Receivable or the furnishing or failure to furnish such goods or services;

          (g) any failure of the Seller to perform its duties or obligations under this Agreement or the other Transaction Documents;

          (h) any products liability claim or claim involving environmental liability arising out of or in connection with goods or services that are the subject of any Purchased Receivable or Receivables Property;

          (i) the commingling of Collections at any time with other funds of the Seller;

          (j) any tax or governmental fee or charge (but not including any Excluded Taxes), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Purchased Receivable or related Receivables Property, or any interest therein or in any merchandise which secure any such Purchased Receivables, such related Receivables Property or any other rights or assets transferred hereunder; or

          (k) any governmental investigation, litigation or proceeding related to this Agreement or in respect of any Purchased Receivable or related Receivables Property of the Seller.

          The Seller shall pay on demand to the Issuer any and all amounts necessary to indemnify the Issuer from and against any and all Indemnified Amounts. Notwithstanding the foregoing, the Seller shall not be required to indemnify the Issuer for any Indemnified Amount that results from any delay in the collection of any Purchased Receivables or any default by an Obligor with respect to any Purchased Receivables.



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

                                   ARTICLE VIII
                                SUBORDINATED NOTE

          SECTION 8.1. SUBORDINATED NOTE. (a) On the Initial Closing Date, the Issuer shall issue to the Seller a subordinated note substantially in the form of EXHIBIT D (as amended, supplemented or otherwise modified from time to time, the "SUBORDINATED NOTE"). The aggregate principal amount of the Subordinated Note at any time shall be equal to the excess, if any, of (i) the aggregate principal amount thereof upon original issuance and each addition to the principal amount of such Subordinated Note pursuant to the terms of SECTION 2.3 as of such time, over (ii) the aggregate amount of all payments made in respect of the principal of such Subordinated Note as of such time. Interest on the outstanding principal amount of the Subordinated Note shall accrue at a rate per annum equal to the Prime Rate in effect from time to time and shall be paid (x) on each Settlement Date with respect to the principal amount of the Subordinated Note outstanding from time to time during the Settlement Period immediately preceding such Settlement Date and/or (y) on the maturity date thereof. Principal thereunder not paid or prepaid pursuant to the terms thereof shall be payable on the maturity date of the Subordinated Note. Notwithstanding any contrary provision of any Transaction Document, default in the payment of principal or interest under the Subordinated Note shall not constitute an Event of Default, a Purchase Termination Event, a Collection Agent Termination Event or Termination Event.

          SECTION 8.2. RESTRICTIONS ON TRANSFER OF SUBORDINATED NOTE. The Seller shall not assign, transfer, exchange, pledge, hypothecate, participate or convey the Subordinated Note or any right of the Seller to receive payments thereunder other than to an Affiliate of the Seller.

                                   ARTICLE IX
                                  MISCELLANEOUS

          SECTION 9.1. AMENDMENT. This Agreement may only be amended in writing by the Seller and the Issuer with the prior written consent of the Holders of a Majority in Interest of each Series of Outstanding Investor Notes.

          SECTION 9.2. FURTHER ASSURANCES. From time to time, at its own expense, the Seller shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Issuer may reasonably request, to protect or more fully evidence the Issuer's ownership, right, title and interest in the Purchased Receivables and the Receivables Property and its rights under the Contracts with respect thereto, or to enable the Issuer to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, the Seller shall upon the request of the Issuer execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the reasonable opinion of the Issuer or the Indenture Trustee, desirable.

          SECTION 9.3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9.4. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five days after being sent by first class mail, postage prepaid, or, in the case of facsimile notice, when delivered addressed as set forth in Section 13.4 of the Base Indenture.

          SECTION 9.5. NO WAIVER; REMEDIES. No failure on the part of the Issuer or the Indenture Trustee, as assignee, to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Issuer and their respective successors and assigns.

          SECTION 9.7. COSTS, EXPENSES AND TAXES. In addition to, and without duplication of, the limited rights of indemnification granted to the Issuer under Article VII hereof, the Seller agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Issuer in connection with the preparation, execution and delivery of this Agreement and the documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Issuer with respect thereto and with respect to advising the Issuer as to its rights and remedies under this Agreement, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other Transaction Documents to be delivered hereunder. In addition, the Seller agrees to pay any and all stamp and other taxes and governmental fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to hold the Issuer harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

          SECTION 9.8. MERGER AND INTEGRATION. This Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.

          SECTION 9.9. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 9.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.11. NO BANKRUPTCY PETITION. The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Investor Notes, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

          SECTION 9.12. ACKNOWLEDGMENT OF ASSIGNMENTS. The Seller hereby acknowledges and consents to the assignment by the Issuer of the Purchased Receivables and the Receivables Property and the rights of the Issuer under this Agreement pursuant to the Indenture. The Seller acknowledges that the Issuer shall grant a security interest in the Collection Account and the Lock-Box Accounts to the Indenture Trustee for the benefit of the Investor Noteholders. The Seller agrees to take any action that the Indenture Trustee may reasonably request in connection with such assignment or security interest.

          SECTION 9.13. TERMINATION. This Agreement shall terminate at such time as (a) a Purchase Termination Event shall have occurred and the Issuer's obligations to purchase Receivables hereunder shall have been terminated in accordance with Section 6.1 and (b) all Purchased Receivables purchased hereunder have been collected, and the proceeds thereof turned over to the Issuer and all other amounts owing to the Issuer hereunder shall have been paid in full or, if Purchased Receivables sold hereunder have not been collected, such Receivables have become Charged Off Receivables and the Issuer shall have completed its collection efforts with respect thereto; PROVIDED, HOWEVER, that the indemnities of the Seller to the Issuer set forth in this Agreement shall survive such termination and PROVIDED further that the Issuer shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted Receivables.


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




          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE GOODYEAR TIRE & RUBBER COMPANY



                                  By: /s/ Stephanie W. Bergeron
                                      -----------------------------------------
                                      Name:  Stephanie W. Bergeron
                                      Title: Vice President and Treasurer


                                  Address: 1144 East Market Street
                                           Akron, Ohio 44316-0001



                                  WINGFOOT A/R LLC



                                  By: /s/ Stephanie W. Bergeron
                                      -----------------------------------------
                                      Name:  Stephanie W. Bergeron
                                      Title: Vice President and Treasurer



                                  Address: 1201 East Market Street
                                           Akron, Ohio 44305-4017